EXHIBIT 10.2.1


                         PHARMACEUTICAL RESOURCES, INC.
                        1997 DIRECTORS STOCK OPTION PLAN
                           Effective October 28, 1997


                                    ARTICLE I

                                   DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Company" shall mean Pharmaceutical Resources, Inc.

    (c) "Date of Grant" shall mean, with respect to any Eligible Director: (a) the Effective Date with respect to those Options granted on the Effective Date,
(b) the date such Eligible Director is initially elected to the Board of Directors if such Eligible Director was first elected after the Effective Date, and (c) for each respective fiscal year of the Company thereafter, the date on which the shareholders of the Company shall elect directors at an annual meeting of shareholders or any adjournment thereof.

    (d) "Effective Date" shall mean October 28, 1997, the date of adoption by the Board.

    (e) "Eligible Director" shall mean any Director of the Company who is not an employee of the Company or its subsidiaries.

    (f) "Fair Market Value" on any day shall mean (a) if the principal market for the Stock is The New York Stock Exchange, any other national securities exchange or The NASDAQ Stock Market, the closing sales price regular way of the Stock on such day as reported by such exchange or market, or on a consolidated tape reflecting transactions on such exchange or market, or (b) if the principal market for the Stock is not a national securities exchange and if there are no closing prices reported on The NASDAQ Stock Market, the mean between the closing bid and the closing asked prices for the Stock on such day as quoted on such market, or (c) if there are no such prices quoted on The NASDAQ Stock Market, the price furnished by any New York Stock Exchange member selected by the Company from time to time for such purpose; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board by any method which it deems, in good faith, to be appropriate. The determination of the Board shall be conclusive as to the Fair Market Value of the Stock.

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    (g)  "Option"  shall mean an Eligible  Director's  stock  option to purchase
Stock granted pursuant to the provisions of Article V hereof.

    (h) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

    (i) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

    (j) "Qualified Domestic Relations Order" shall have the meaning assigned to such term under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

    (k) "1997 Plan" shall mean the Pharmaceutical Resources, Inc. 1997 Directors Stock Option Plan, the terms of which are set forth herein, as amended from time to time.

    (l) "1989 Plan" shall mean the Pharmaceutical Resources, Inc. 1989 Directors Stock Option Plan.

    (m) Sale shall mean any single transaction or series of related transactions, upon the consummation of the following events: (i) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (b) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company (other than to any wholly-owned subsidiary of the Company); provided, that a Sale shall not be deemed to have occurred if there shall be an affirmative vote of a majority of the Board to suspend the provisions of Section
4.3 of the 1997 Plan with respect to any such event.

    (n) "Stock" shall mean the common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

    (o) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the 1997 Plan.


                                   ARTICLE II

                                  THE 1997 PLAN

         2.1 NAME. This 1997 Plan shall be known as the Pharmaceutical Resources, Inc. 1997 Directors Stock Option Plan."



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


         2.2 PURPOSE. The purpose of the 1997 Plan is to advance the interests of the Company and its shareholders by affording Eligible Directors of the Company an opportunity to acquire, maintain and increase their ownership interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

         2.3 EFFECTIVE DATE. The Effective Date of the 1997 Plan is October 28, 1997. Any Options granted under the 1997 Plan shall only become effective if the shareholders of the Company shall have, on or before October 27, 1998, approved and adopted the 1997 Plan. If the 1997 Plan shall not be so approved and adopted, all Options granted hereunder shall be of no effect.

         2.4 TERMINATION DATE. The 1997 Plan shall terminate and no further Options shall be granted hereunder upon the tenth anniversary of the Effective Date.


                                   ARTICLE III

                                  PARTICIPANTS

         Each Eligible Director shall participate in the 1997 Plan, provided that he is or was elected as a member of the Board at an annual meeting of shareholders, or any adjournment thereof, or was elected by Eligible Directors who were elected as members of the Board at an annual meeting of shareholders to fill a vacancy on the Board.


                                   ARTICLE IV

                      SHARES OF STOCK SUBJECT TO 1997 PLAN

         4.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 500,000 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that the shares of Stock with respect to which an Option has been exercised shall not again be available for the grant of an Option hereunder. If any outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

         4.2 ANTI-DILUTION. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, reverse stock split or stock dividend:


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


         (a) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option Price, shall be adjusted appropriately; and

         (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Sections 5.4 hereof.

         The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

         4.3 SALE OF COMPANY. Each Stock Option Agreement shall provide that, upon a Sale, the Board may elect either (a) to continue the outstanding Options without any payment or (b) to cause to be paid to the Optionee upon consummation of the Sale, a payment equal to the excess, if any, of the sale consideration receivable by the holders of shares of Common Stock in such a Sale (the "Sale Consideration") over the purchase price for his Option for each share of Common Stock the Optionee shall then be entitled to acquire under the 1997 Plan. If the Board elects to continue the Option, then the Company shall cause effective provisions to be made so that the Optionee shall have the right, by exercising the Option prior to the respective Expiration Dates, to purchase the kind and amount of shares of stock and other securities and property receivable upon such a Sale by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Option immediately prior to the Sale. The value of the Sale Consideration receivable by the holder of a share of Common Stock, if it shall be other than cash, shall be determined, in good faith, by the Board. Upon payment to the Optionee of the Sale Consideration, the Optionee shall have no further rights in connection with the Option granted, the Option shall be terminated and surrendered for cancellation and the Option shall be null and void.


                                    ARTICLE V

                                     OPTIONS

         5.1 OPTION GRANT, NUMBER OF SHARES AND AGREEMENT.


         (a) EXCHANGE OF EXISTING OPTIONS. Subject to the provisions hereof, each Eligible Director on the Effective Date shall be granted an Option to purchase Ten Thousand (10,000) shares of Stock for each year of such Eligible Director's tenure as a director of the Company. Notwithstanding the


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    preceding sentence, the grant of Options to an Eligible Director pursuant to this Section 5.1(a) shall be expressly conditioned upon such Eligible Director surrendering for cancellation all stock options held by such Director which were granted to him under the 1989 Plan, and the number of Options granted to an Eligible Director under this Section 5.1(a) shall in no event exceed the number of such stock options granted under the 1989 Plan surrendered by such Director.

         (b) ANNUAL GRANT OF OPTIONS. Subject to the provisions hereof, each Eligible Director shall be granted an Option to purchase Five Thousand (5,000) shares of Stock on (i) the Effective Date and (ii) each subsequent Date of Grant (the "Annual Grant"). Notwithstanding anything herein to the contrary, no Eligible Director shall be entitled to receive more than one Annual Grant in any calendar year.

         (c) ADDITIONAL GRANT. Subject to the provisions hereof, on (i) the Effective Date and (ii) each subsequent Date of Grant, each Eligible Director shall be granted an Option to purchase up to an additional Six Thousand (6,000) shares of Stock (the "Additional Grant") if such Eligible Director owns on the respective Effective Date or subsequent Date of Grant (as the case may be) an amount of issued shares of Common Stock of the Company not less than the product of 2,500 shares of Common Stock multiplied by the sum of one and the number of years in which he was granted previously an Additional Grant. Notwithstanding the foregoing, for purposes of determining each Eligible Director's entitlement to an Additional Grant on the Effective Date, the Eligible Director must own not less than 2,500 shares of Common Stock of the Company by April 1, 1998. An Eligible Director who shall not be entitled to receive an Additional Grant on any particular Date of Grant as a result of the failure to satisfy the conditions set forth in this Section 5.1(c) shall be eligible to receive an Additional Grant pursuant to this Section 5.1(c) on any subsequent Date of Grant. Notwithstanding anything herein to the contrary, no Eligible Director shall be entitled to receive more than one Additional Grant in any calendar year.

         (d) AGREEMENT. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the 1997 Plan.

         5.2 OPTION PRICE. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on its Date of Grant.

         5.3 OPTION   EXPIRATION.  Each  Option  shall  expire  on   the   tenth
anniversary of such Option's Date of Grant (the "Expiration Date").

         5.4 OPTION EXERCISE.

         (b) Any Option granted under the 1997 Plan may not be exercised, in whole or in part, until the first anniversary of the Date of Grant, subject to any additional conditions imposed by the Board and set forth in a Stock


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


    Option Agreement. If an Eligible Director shall be removed "for cause" as a member of the Board of Directors on or prior to the first anniversary of the Date of Grant of any Option, such Option shall terminate and be forfeited. Subject to the provisions of this Section 5.4(a), an Option shall remain exercisable at all times until the Expiration Date, regardless of whether the Optionee thereafter continues to serve as a member of the Board. Notwithstanding the foregoing, an Additional Grant shall automatically terminate and be forfeited in the event that the Eligible Director holding such Additional Grant shall fail to continue to own the number of shares of Common Stock which were equal to the number of shares which were a condition of such Additional Grant. Any such termination and forfeiture shall be done on a pro rata basis to the number of shares sold or disposed of.

         (c) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than one hundred shares of Stock unless the remaining shares of Stock that are so exercisable are less than one hundred shares of Stock. The Option Price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

         (d) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option Price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any Federal, state or local income or employment taxes required to be withheld by the Company as a result of such exercise.

         (e) At the discretion of the Board, the Stock Option Agreement may provide that an Option granted under the 1997 Plan may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the Company stating that (i) the option price for the shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the Eligible Director and irrevocable instructions to such effect have been furnished by the Eligible Director to such broker-dealer, and (ii) an advice from the broker-dealer confirming payment to the Company will be promptly delivered to the Company. The exercise of any such option shall be irrevocable at the time of notice to the Company; PROVIDED, HOWEVER, that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price thereof.

         5.5 NONTRANSFERABILITY OF OPTION. Unless otherwise provided in the relevant Stock Option Agreement, options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution, or by a Qualified Domestic Relations Order. Unless otherwise provided in the relevant


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


Stock Option Agreement, during the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed) or by his spouse to whom the Option has been transferred pursuant to a Qualified Domestic Relations Order. In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative(s).


                                   ARTICLE VI

                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the 1997 Plan will provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities laws. All certificates for shares of Stock delivered under the 1997 Plan shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any Federal, state or local securities laws and applicable corporate law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


                                   ARTICLE VII

              TERMINATION, AMENDMENT AND MODIFICATION OF 1997 PLAN

         The Board may at any time terminate the 1997 Plan, and may at any time and from time to time and, in any respect amend or modify the 1997 Plan. The Board may amend the terms of any award theretofore granted under the 1997 Plan; provided, however, that subject to Section 4.1 hereof, no such amendment may be made by the Board which in any material respect impairs the rights of the participant without the participant's consent.


                                  ARTICLE VIII

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the 1997 Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the 1997 Plan preclude the


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


Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 1997 PLAN BINDING ON SUCCESSORS. The 1997 Plan shall be binding upon the successors and assigns of the Company.

         9.2 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         9.3 HEADINGS, ETC., NOT PART OF 1997 PLAN. Headings of articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the 1997 Plan.


As of May, 1998





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                                 FIRST AMENDMENT
                                       TO
                         PHARMACEUTICAL RESOURCES, INC.
                        1997 DIRECTORS STOCK OPTION PLAN


         FIRST AMENDMENT dated January 12, 2001, to the 1997 Directors Stock Option Plan (the "Plan") of Pharmaceutical Resources, Inc. (the "Company").

         WHEREAS, the Company maintains the Plan, effective as of October 28, 1997; and

         WHEREAS, the Board of Directors of the Company has determined that it is appropriate to amend the Plan in order to revise the definition of the "Date of Grant".

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. The definition of "Date of Grant" as set forth in Article I of the Plan is hereby revised and amended to read as follows:

         "(c) `Date of Grant' shall mean, with respect to any Eligible Director:
    January 12, 2001; and for each year thereafter, the earlier to occur of the following: (i) the date on which shareholders of the Corporation shall elect directors at an annual meeting of shareholders or any adjournment thereof or
    (ii) December 31 of each fiscal year.'

         2. This Amendment shall be effective as of the date hereof.

         3. In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.


                                PHARMACEUTICAL RESOURCES, INC.


                                By:/s/ DENNIS J. O'CONNOR
                                   --------------------------------
                                   Dennis J. O' Connor,
                                   Vice President and Chief Financial
                                     Officer






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


                                SECOND AMENDMENT
                                       TO
                         PHARMACEUTICAL RESOURCES, INC.
                        1997 DIRECTORS STOCK OPTION PLAN


         SECOND AMENDMENT, dated March 28, 2001, to the 1997 Directors Stock Option Plan, as amended (the "Plan") of Pharmaceutical Resources, Inc. (the "Company").

         WHEREAS, the Company maintains the Plan, effective as of October 28, 1997; and

         WHEREAS, the Board of Directors of the Company has determined that it is appropriate to amend the Plan in order to reduce the maximum number of shares of common stock, par value $.01 per share, of the Company which may be issued and sold under the Plan from 500,000 shares to 450,000 shares; and

         WHEREAS, the Board of Directors wishes to clarify that the options granted to Eligible Directors on January 12, 2001 were intended to be Annual Grants for the Company's 2000 fiscal year, during which time the Company did not hold an annual meeting of stockholders and consequently Annual Grants were not granted.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. The first sentence of Section 4.1 of the Plan is hereby revised and amended to read as follows:

         "Subject to any antidilution  adjustment  pursuant to the provisions of
    Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 450,000 shares of Stock."

         2. The following phrase shall be added to the end of the last sentence of Section 5.1(b):

         "except that the Options granted to Eligible Directors on January 12, 2001 shall be deemed to be the Annual Grant for the Company's fiscal year ending December 31, 2000."

         3. The following phrase shall be added to the end of the last sentence of Section 5.1(c):

         "except that the Options granted to Eligible Directors on January 12, 2001 shall be deemed to be the Additional Grant for the Company's fiscal year ending December 31, 2000."

         4. This Amendment shall be effective as of the date hereof.




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


         5. In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.


                                PHARMACEUTICAL RESOURCES, INC.


                                By:/s/ DENNIS J. O'CONNOR
                                   -----------------------------------------
                                      Dennis J. O' Connor,
                                      Vice President and Chief Financial
                                        Officer



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


                                 THIRD AMENDMENT
                                       TO
                         PHARMACEUTICAL RESOURCES, INC.
                        1997 DIRECTORS STOCK OPTION PLAN



         THIRD AMENDMENT, dated January 8, 2002, to the 1997 Directors Stock Option Plan, as amended (the "Plan") of Pharmaceutical Resources, Inc. (the "Company").

         WHEREAS, the Company maintains the Plan, effective as of October 28, 1997; and

         WHEREAS, the Board of Directors of the Company has determined that it is appropriate to amend the Plan in order to (i) revise the definition of the Date of Grant, (ii) to increase the Annual Grant of an option to purchase 7,500 shares of Stock, and (iii) eliminate the Additional Grant to purchase up to an additional 6,000 shares of Stock;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. The definition of "Date of Grant" as set forth in Article I of the Plan is hereby revised and amended to read as follows:

         "'Date of Grant' shall mean, with respect to any Eligible Director, the date such Eligible Director is initially elected to the Board of Directors and for each year thereafter, the earlier to occur of the following: (i) the date on which the shareholders of the Company shall elect directors at an annual meeting of shareholders or any adjournment thereof or (ii) December 31 of each fiscal year".

         2. The first sentence of Section 5.1(b) shall be revised and amended to read as follows:

         "Subject to the provisions hereof, each Eligible Director shall be granted an Option to purchase Seven Thousand Five Hundred (7,500) shares of Stock on the Date of Grant (the "Annual Grant").

         3. Section 5.1(c) shall be deleted in its entirety.

         4. The last two sentences of Section 5.4(b) shall be deleted.

         5. This Amendment shall be effective as of October 11, 2001.




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         6. In all  respects  not  amended,  the  Plan is  hereby  ratified  and confirmed and remains in full force and effect.


                                PHARMACEUTICAL RESOURCES, INC.


                                By:/s/ DENNIS J. O'CONNOR
                                   -----------------------------------------
                                   Dennis J. O' Connor,
                                   Vice President and Chief Financial
                                     Officer









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